Exhibit 10.2

TRANSACTION AGREEMENT
dated as of June 25, 2024
by and among
THE COMPANY PARTIES PARTY HERETO,
THE LENDERS PARTY TO THE CREDIT AGREEMENT PARTY HERETO,
and
ORION ENERGY PARTNERS TP AGENT, LLC

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ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY

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TRANSACTION AGREEMENT
This Transaction Agreement (this “Agreement”), dated as of June 25, 2024 (the “Effective Date”), is by and among Global Clean Energy Holdings, Inc., a Delaware corporation (the “Company”), BKRF HCB, LLC, a Delaware limited liability company (“BKRF HCB”), BKRF OCP, LLC, a Delaware limited liability company (“BKRF OCP”), BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (“BKRF”), Sustainable Oils, Inc., a Delaware corporation (“SusOils”), Orion Energy Partners TP Agent, LLC, a Delaware limited liability company (“OIC”) and the undersigned lenders party to the Credit Agreement (the “Lenders” and together with OIC, collectively, the “Secured Parties”). The above-named entities are sometimes referred to in this Agreement individually as a “Party” and, collectively, as the “Parties.” Each of the Company, BKRF HCB, BKRF OCP, Borrower, BKRF and SusOils is referred to as a “Company Party”.
RECITALS
WHEREAS, BKRF and ExxonMobil Oil Corporation (“Exxon”) are party to (a) that certain Product Offtake Agreement, dated as of April 10, 2019 (as amended, modified or supplemented from time to time, the “Exxon POA”) and (b) that certain Term Purchase Agreement, dated as of April 21, 2021 (as amended, modified or supplemented from time to time, the “Exxon TPA” and together with the Exxon POA, the “Exxon Offtake Agreements”);
WHEREAS, the Company has issued certain series C preferred equity interests to ExxonMobil Renewables LLC (“Exxon Renewables”), an affiliate of Exxon, together with certain warrants and registration rights (the “Exxon Preferred Equity”);
WHEREAS, Exxon has asserted certain disputes with the Company and its Subsidiaries pursuant to the Exxon Offtake Agreements and its rights under the Exxon Preferred Equity, which are the subject of that certain Settlement and Mutual Release Agreement, dated as of the date hereof, by and among the Company, BKRF, SusOils, Exxon and Exxon Renewables (the “Exxon Settlement Agreement”) and that certain Mutual Release Agreement, dated as of the date hereof, by and among OIC, certain other lenders and secured parties, Exxon and Exxon Renewables (the “Exxon Release Agreement”);
WHEREAS, pursuant to the Exxon Settlement Agreement, the Company Parties have agreed to pay a certain settlement payment (the “Exxon Settlement Price”) as of the date hereof, in exchange for the termination of certain agreements and mutual release, in each case as further described therein;
WHEREAS, OIC, the Borrower and BKRF are party to that certain Credit Agreement dated as of May 4, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, BKRF, BKRF OCP, OIC, as administrative agent and collateral agent and the banks and other financial institutions and entities from time to time party thereto as lenders;

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WHEREAS, BKRF HCB and the Company are party to that certain Credit Agreement dated as of May 4, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Holdco Credit Agreement”);
WHEREAS, the Borrower has requested that the lenders under the Credit Agreement fund additional Tranche D Loans in the amount of the Exxon Settlement Price (the “Specified Tranche D Loans”), the proceeds of which will be used by Borrower to make a distribution to BKRF OCP, which in turn will be distributed by BKRF OCP to BKRF HCB, which will be used by BKRF HCB to make a prepayment on the loans owing to the Company under the Holdco Credit Agreement, which the Company will then use to pay the Exxon Settlement Price (collectively, the “Use of Proceeds”);
WHEREAS, the Company will derive material benefit from the additional extensions of credit to the Borrower under the Credit Agreement and the Use of Proceeds;
WHEREAS, in connection with such additional extension of credit under the Credit Agreement in accordance with the Use of Proceeds, the resolution of the disputes with Exxon and the cancellation of the Exxon Preferred Equity, in each case pursuant to the Exxon Settlement Agreement, each of the Company Parties, as applicable, has agreed to provide the Secured Parties with the following inducements in connection with their extension of credit to the Borrower for the Use of Proceeds:
(a)all of the series C preferred equity in the Company, including any such equity received in respect of a payment in kind (the “Series C Preferred”) held by the Secured Parties or certain of their Affiliates (the “Series C Minority Holders”) (as described on Schedule A hereto) will be exchanged by the Series C Minority Holders for the Tranche B Loans under the Credit Agreement, in each case, as described on Schedule A hereto, which will be documented pursuant to that certain Amendment No. 16 to the Credit Agreement, dated as of the date hereof, by and among the Borrower, BKRF OCP, BKRF, and OIC, as the administrative agent and collateral agent for the Lenders (“Amendment No. 16 to the Credit Agreement”, which is attached hereto as Exhibit A);
(b)SusOils and OIC will enter into that certain Amended and Restated Guaranty, dated as of the date hereof, by and between SusOils and OIC (“A&R SusOils Guaranty”, which is attached hereto as Exhibit B); and
(c)SusOils and Borrower will enter into that certain Second Amended and Restated Secured Promissory Note, dated as of the date hereof, by SusOils in favor of the Borrower (“A&R SusOils Note”, which is attached hereto as Exhibit C);
WHEREAS, the Secured Parties are making the additional extensions of credit pursuant to the Credit Agreement in reliance on the provisions of Amendment No. 16 to the Credit Agreement, the A&R SusOils Note and the A&R SusOils Guaranty.

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NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties agree as follows:
ARTICLE I
DEFINITIONS
Section I.1.Defined Terms.
Capitalized terms used herein have the respective meanings ascribed to such terms below:
“A&R SusOils Guaranty” is defined in the Recitals.
“A&R SusOils Note” is defined in the Recitals.
“Affiliate” of any particular Person means any other person or entity controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of fifty percent (50%) or more of the voting securities, contract or otherwise.
“Agreement” is defined in the Preamble.
“Amendment No. 16 to the Credit Agreement” is defined in the Recitals.
“BKRF” is defined in the Preamble.
“BKRF HCB” is defined in the Preamble.
“BKRF OCP” is defined in the Preamble.
“Closing” is defined in Section 2.1.
“Company” is defined in the Preamble.
“Contract” means any binding written or oral contract or agreement.
“Credit Agreement” is defined in the Recitals.
“Effective Date” is defined in the Preamble.
“Exchanged Series C Shares” is defined in Section 2.3.
“Exxon” is defined in the Recitals.
“Exxon Offtake Agreements” is defined in the Recitals.
“Exxon POA” is defined in the Recitals.

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“Exxon Preferred Equity” is defined in the Recitals.
“Exxon Renewables” is defined in the Recitals.
“Exxon Release Agreement” is defined in the Recitals.
“Exxon Settlement Agreement” is defined in the Recitals.
“Exxon Settlement Price” is defined in the Recitals.
“Exxon TPA” is defined in the Recitals.
“Governmental Authority” means any foreign, federal, state, provincial or local governmental or regulatory commission, board, bureau, agency, court, or regulatory or administrative body.
“Holdco Credit Agreement” is defined in the Preamble.
“Law” means any federal, state, local, municipal, foreign, order, constitution, law ordinance, rule, regulation, statute or treaty.
“Lenders” is defined in the Preamble.
“OIC” is defined in the Preamble.
“Party” and “Parties” are defined in the Preamble.
“Person” means an individual, partnership, corporation, limited liability company business trust, joint stock corporation, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.
“Secured Parties” is defined in the Preamble.
“Securities Act” means the Securities Act of 1933, as amended.
“Series C Minority Holders” is defined in the Recitals.
“Series C Preferred” is defined in the Recitals .
“Specified Tranche D Loans” is defined in the Recitals.
“SusOils” is defined in the Preamble.
“Tranche D Loans” has the meaning assigned to such term in the Credit Agreement (as amended by Amendment No. 16 to the Credit Agreement).

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“Transaction Documents” means this Agreement, Amendment No. 16 to the Credit Agreement, the A&R SusOils Guaranty, the A&R SusOils Note, the Exxon Settlement Agreement and the Exxon Release Agreement.

“Use of Proceeds” is defined in the Preamble.

ARTICLE II
ACTIONS AND DELIVERABLES AT CLOSING
Section II.1.The Closing. The closing of the transaction completed hereby (the “Closing”) shall take place simultaneously and remotely by electronic exchange of executed documents, on the Effective Date.
Section II.2.Actions and Deliverables. At the Closing, the following shall occur:
(a)(i) Amendment No. 16 to the Credit Agreement shall be entered into by the parties thereto, (ii) the Series C Minority Holders will terminate and cancel the Series C Preferred held by such Series C Minority Holders pursuant to Section 2.3 and (iii) the Series C Minority Holders (or their designated Affiliates) will hold additional Tranche B Loans pursuant to Section 2.3.
(b)BKRF and SusOils shall enter into the A&R SusOils Note.
(c)SusOils and OIC shall enter into the A&R SusOils Guaranty.
(d)The Exxon Settlement Agreement shall be entered into by the parties thereto.
(e)The Exxon Release Agreement shall be entered into by the parties thereto.
Section II.3.Exchange of Series C Preferred. The Parties hereby acknowledge and agree that the shares of Series C Preferred beneficially and legally owned by each Series C Minority Holder as set forth on Schedule A shall be immediately and automatically exchanged as of the Effective Date, without payment of any additional consideration therefor (the “Exchanged Series C Shares”) in exchange for the additional Tranche B Loans listed on Schedule A and documented pursuant to Amendment No. 16 to the Credit Agreement. Each Series C Minority Holder agrees to promptly, and in any event within fifteen (15) business days (or such longer period as may be required by such Series C Minority Holder to obtain a medallion guarantee, if applicable) following the Effective Date, surrender the stock certificate(s) representing the Exchanged Series C Shares to the Company, duly endorsed and medallion guaranteed (if required), and hereby agrees that the Exchanged Series C Shares shall be returned to the Company’s registrar and transfer agent for cancellation. Without limiting the foregoing, in the event that such Series C Minority Holder (or its designated Affiliate) has not received, or is unable to receive, the additional Tranche B Loans listed on Schedule A, then the foregoing exchange shall not be effective, and the Company agrees to take all actions as reasonably

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requested by the applicable Series C Minority Holder to effectuate the unwinding of the foregoing Section 2.3.
Section II.4.Use of Proceeds and Flow of Funds. The Parties hereto acknowledge and agree that OIC will make the payment of the Specified Tranche D Loans to the account specified on Schedule B, and notwithstanding such payment, the Parties hereto acknowledge and agree to treat such payments as being made in accordance with the Use of Proceeds for all purposes.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES
The Company Parties, jointly and severally, hereby represent and warrant to the other parties hereto as follows:
Section III.1.Capacity and Authority. Each Company Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all organizational power and authority required to carry on its businesses as now conducted. Where applicable, it is duly qualified to do business as a foreign corporation or other entity and is in good standing in each jurisdiction where the nature of its business, activities or properties makes such qualification necessary to carry on its business as now conducted, except where the failure to be so qualified or in good standing would not reasonably be expected to prevent, hinder or materially delay performance by it of any of its obligations under this Agreement.
Section III.2.Organizational Authorization; Enforceability. The execution, delivery and performance by each of the Company Parties of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party are within such Company Party’s corporate or other organizational powers and have been duly and validly authorized and approved by all necessary corporate or other organizational action by it, and no other corporate or other organizational action on the part of such Company Party is necessary to authorize the execution, delivery and performance by it of this Agreement and the other Transaction Documents to which such Company Party is a party. This Agreement and each of the other Transaction Documents to which such Company Party is a party constitutes the legal, valid and binding agreement or obligation of each Company Party, enforceable against such Company Party in accordance with its terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers and (ii) subject to the limitations imposed by general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.
Section III.3.No Violations. The execution and delivery of this Agreement by each Company Party and the other Transaction Documents to which it is a party does not, and the consummation by each Company Party of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and performance by the each Company

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Party of its obligations thereunder will not (a) result in the violation of any provision of the organizational documents of such Company Party, (b) result in the violation of any Law, permit, authorization, registration, filing or qualification of or with, or require any consent or approval of, or notice to or filing with, any court or Governmental Authority applicable to, binding upon or enforceable against such Company Party or its properties or assets or (c) result in any breach of, or constitute a default (or an event that would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right of acceleration or termination, or require any notice, consent or waiver under, any Contract to which such Company Party is a party or bound (other than notices, consents or waivers that have been given or obtained on or prior to the Effective Date), except in the case of clauses (b) and (c) as would not, individually or in the aggregate, materially impair, condition or delay the ability of such Company party to consummate the transactions contemplated by this Agreement or the Transaction Documents or to perform its obligations thereunder.
ARTICLE IV
REPRESENTATIONS OF SECURED PARTIES
Each Secured Party hereby represents and warrants to the Company Parties as follows:
Section IV.1.Capacity and Authority. Such Secured Party is a legal entity duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization or formation and has all organizational power and authority required to carry on its businesses as now conducted. Where applicable, each is duly qualified to do business as a foreign corporation or other entity and is in good standing in each jurisdiction where the nature of its business, activities or properties makes such qualification necessary to carry on its business as now conducted, except where the failure to be so qualified or in good standing would not reasonably be expected to prevent, hinder or materially delay performance by it of any of its obligations under this Agreement or any Transaction Document to which it is a party.
Section IV.2.Corporate Authorization; Enforceability. The execution, delivery and performance by such Secured Party of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents are within its corporate or other organizational powers and have been duly and validly authorized and approved by all necessary corporate or other organizational action by each, and no other corporate or other organizational action on the part of such Secured Party is necessary to authorize the execution, delivery and performance by each of this Agreement and the other Transaction Documents to which it is a party. This Agreement constitutes and each of the other Transaction Documents to which such Secured Party is a party constitutes or shall constitute when executed and delivered by it a legal, valid and binding agreement of it, enforceable against it in accordance with its terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers and (ii) subject to the limitations imposed by general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

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Section IV.3.No Violations. The execution and delivery of this Agreement and the other Transaction Documents by such Secured Party does not, and the consummation by such Secured Party of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party will not (a) result in the violation of any provision of the organizational documents of such Secured Party , (b) result in the violation of any Law, permit, authorization, registration, filing or qualification of or with, or require any consent or approval of, or notice to or filing with, any court or Governmental Authority applicable to, binding upon or enforceable against such Secured Party or its properties or assets or (c) result in any breach of, or constitute a default (or an event that would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right of acceleration or termination, or require any notice, consent or waiver under, any Contract to which such Secured Party is a party or bound, except in the case of clauses (b) and (c) as would not, individually or in the aggregate, materially impair, condition or delay the ability of such Secured Party to consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party or perform its obligations thereunder.
ARTICLE V
MISCELLANEOUS
Section V.1.Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements in this Agreement and any certificate delivered pursuant hereto by any Party shall survive through the date that is sixty (60) days following the expiration of the applicable statute of limitations (including any waiver or extension thereof).
Section V.2. Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. References to any “statute” or “regulation” are to the statute or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any “section” of any statute or regulation include any successor to the section.

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Section V.3.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
Section V.4.No Third-Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.
Section V.5.Counterparts. This Agreement may be executed in any number of counterparts (including facsimile or.pdf copies) with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission will be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section V.6.Applicable Law; Forum, Venue and Jurisdiction.
(a)THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY DISPUTE OF CLAIMS ARISING IN CONNECTION THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York, or of the United States District Court for the Southern District of New York, in each case, seated in the County of New York and, by execution and delivery of this Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.
(c)Each party hereto hereby irrevocably waives any objection that it may now have or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement to which it is a party brought in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, seated in the County of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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(d)EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section V.7.Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the Laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
Section V.8.Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.
Section V.9.Integration. This Agreement, together with the Exhibits referenced herein, and the other Transaction Documents constitute the entire agreement among the Parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the Parties in connection therewith.
Section V.10.Specific Performance. The Parties agree that money damages will not be a sufficient remedy for any breach of this Agreement and that in addition to any other remedy available at law or equity, the Parties shall be entitled to specific performance (if approved by the applicable court) and injunctive or other equitable relief as a remedy for any Party’s breach of this Agreement. The Parties agree that no bond shall be required for any injunctive relief in connection with a breach of this Agreement.
Section V.11.Notice. All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by e-mail to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by e-mail shall be effective upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement

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shall be sent to or made at the address set forth below or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 5.11.

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If to any Company Party:
c/o Global Clean Energy Holdings, Inc.
2790 Skypark Drive, Suite 105
Torrance, CA 90505
Attention: General Counsel
If to OIC:
Orion Energy Partners TP Agent, LLC
292 Madison Avenue, Suite 2500
New York, NY 10017
Attention: Ethan Shoemaker and Mark Friedland
Email: Ethan@oic.com; and Mark@oic.com
or to such other address or to such other person as either Party will have last designated by notice to the other Party.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties to this Agreement have executed or caused it to be duly executed effective as of the Effective Date.
GLOBAL CLEAN ENERGY HOLDINGS, INC.

By: /s/Noah Verleun
Name:    Noah Verleun
Title: President and Chief Executive Officer (int.)

BAKERSFIELD RENEWABLE FUELS, LLC

By: /s/Noah Verleun
Name:    Noah Verleun
Title: President

BKRF OCB, LLC

By: /s/Noah Verleun
Name:    Noah Verleun
Title: President

SUSTAINABLE OILS, INC.

By: /s/Noah Verleun
Name:    Noah Verleun
Title: President

BKRF OCP, LLC

By: /s/Noah Verleun
Name:    Noah Verleun
Title: President

BKRF HCB, LLC

By: /s/Noah Verleun
Name:    Noah Verleun
Title: President

[Signature Page to Transaction Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner
ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner
ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner
ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST B, L.P.

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner

[Signature Page to Transaction Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner
ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner
ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner
ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.

By: /s/ Gerrit Nicholas __________________
Name: Gerrit Nicholas
Title: Managing Partner

[Signature Page to Transaction Agreement]

LIF AIV 1, L.P.

By: /s/Todd Henigan
Name: Todd Henigan
Title: authorized signatory

[Signature Page to Transaction Agreement]

VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR I LLC

By: /s/Edward Levin____________________
Name: Edward Levin
Title: Senior Vice President
VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR L.P.

By: /s/Edward Levin____________________
Name: Edward Levin
Title: Senior Vice President

[Signature Page to Transaction Agreement]

SCHEDULE A

Series C Preferred Equity

Schedule A
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Schedule A
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